                                                                    EXHIBIT 99.1



                                 AMENDMENT NO. 5
                            DATED AS OF JULY 28, 2005
                                    TO OFFER
                          DATED AS OF DECEMBER 3, 2001


                  Amendment No. 5 dated as of July 28, 2005 (the "Amendment") between IDEX CORPORATION (the "Borrower") and CALYON NEW YORK BRANCH (the "Lender") to the Offer dated as of December 3, 2001, as amended (the "Offer"), for an uncommitted line of credit by the Lender in favor of the Borrower.

                  WHEREAS, the Borrower has requested that the Lender amend the Offer by extending the Expiration Date, and

                  WHEREAS, the Lender is willing to amend the Offer and grant such request on and subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, IT IS AGREED:

                  SECTION 1. Capitalized Terms. All terms used but not otherwise defined herein shall have the meaning ascribed to them in the Offer.

                  SECTION 2. Amendments to Offer. The offer is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 below, hereby amended by amending the definition of "expiration date" in clause (i) of Section 1 to state: "December 13, 2005."

                  SECTION 3. Conditions to Effectiveness. This amendment shall become effective as of the date first written above when the lender shall have received (i) counterparts of this amendment executed by the borrower and the lender, (ii) a new promissory note (the "new note") in favor of the lender in the form annexed hereto as exhibit a in replacement of the promissory note dated December 14, 2004 in the principal amount of $30,000,000 (the "old note"), and
(iii) such other documents, instruments or agreement as the lender shall reasonably request. upon its receipt of the new note, duly executed by the borrower, the lender shall return the old note to the borrower marked "canceled."

                  SECTION 4. Representations and Warranties. The Borrower hereby represents and warrants that as of the date of effectiveness of this Amendment, all representations and warranties set forth in the Offer are true and correct as of such date, with each reference therein to the Offer meaning a reference to the Offer as amended hereby.

                  SECTION 5. Reference to and Effect on Credit Documents.

                  (a) Upon the effectiveness hereof, on and after the date hereof, each reference in the Credit Documents to "this Offer". "hereunder", "hereof" or words of like import referring to the Offer and each reference in instruments and documents delivered in connection therewith to "the Offer", "thereunder", "thereof" or words of like import referring to the Offer shall mean and be a reference to the Offer, as amended hereby.

                  (b) Except as expressly modified hereby, the terms and provisions of the Offer and each Credit Document shall remain in full force and effect and is hereby ratified in all respects by the Borrower.

                  (c) The execution, delivery and effectiveness of this Amendment shall neither operate as a waiver of any rights, power or remedy of the Lender under any of the Credit Documents nor constitute a waiver of any provision of any of the Credit Documents.

                  SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of laws principles.


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                  SECTION 7. Ratification of Obligations. As of the date of this
Amendment, the Borrower hereby expressly ratifies and confirms the Offer, as amended hereby, and any obligations undertaken by it since May 20, 2005 shall constitute obligations of the Borrower thereunder and be subject to the terms thereof.

                  SECTION 8. Execution in Counterparts.This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                             [SIGNATURES TO FOLLOW]

                  IN WITNESS WHEREOF, the parties hereto through their duly authorized representatives have set their hand as of the date first written above.


                                IDEX CORPORATION



                                By:
                                   -------------------------
                                Name:
                                Title:



                                CALYON NEW YORK BRANCH



                                By:
                                   -------------------------
                                Name:
                                Title:



                                By:
                                   -------------------------
                                Name:
                                Title:

                                                                       EXHIBIT A

                                      NOTE

                                                              New York, New York

$30,000,000                                           July 28, 2005

         For value received, IDEX CORPORATION, a Delaware corporation ("Borrower"), promises to pay to the order of CALYON NEW YORK BRANCH ("Lender") the lesser of (a) Thirty Million United States Dollars ($30,000,000) and (b) the aggregate unpaid principal amount of the Loans made by Lender to Borrower pursuant to the Offer (as hereinafter defined) on the dates provided for therein. Borrower promises to pay interest on the unpaid principal amount of each such Loan on the dates and at the rate or rates provided for in the Offer. All such payments of principal and interest shall be made in lawful money of the United States in Federal or other immediately available funds at the office of Calyon New York Branch, 1301 Avenue of the Americas, New York, NY 10019.

         All Loans made by Lender, the respective types and maturities thereof and all repayments of the principal thereof shall be recorded by Lender and, if Lender so elects in connection with any transfer or enforcement hereof, appropriate notations to evidence the foregoing information with respect to each such Loan then outstanding may be endorsed by Lender in the schedule attached hereto or on a continuation of such schedule attached to and made a part hereof; provided, however, that the failure of Lender to make any such recordation or endorsement shall not affect the obligation of Borrower hereunder or under the Offer.

         This note is the Note referred to in the Offer, dated as of December 3, 2001, between Borrower and Lender (as amended, and as the same may be amended, supplemented or otherwise modified from time to time, the "Offer"). Terms defined in the Offer are used herein with the same meanings. Reference is made to the provisions of the Offer for, among other things, prepayment of the Loans and the acceleration of the maturity thereof.

         This Note is issued in substitution for, but not in repayment of, the Note dated December 14, 2004. Any Loans outstanding under such prior Note shall constitute loans under, evidenced by and subject to the terms of this Note.

         This Note shall be governed by and construed in accordance with the laws of the State of New York.

                                           IDEX CORPORATION


                                           By:
                                              -----------------------------
                                           Name:
                                           Title: